SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act 1934

Date of Report:  July 22, 2002

Titan Pharmaceuticals, Inc.
(Exact name of registrant as specified in charter)

Delaware	0-27436	94-3171940
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Oyster Point Blvd., Suite 505, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (650) 244-4990

Item 5.    Other Events

On July 22, 2002, the Registrant announced that Novartis Pharma AG has completed a study evaluating the potential effect of iloperidone, an antipsychotic medication in development, on the EKG profile of patients receiving the drug.

Reference is made to the related press release filed as Exhibit 20.1 hereto, which is incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)           Exhibits

20.1   Press Release dated July 22, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN PHARMACEUTICALS, INC.

By:	/s/ Robert E. Farrell
Robert E. Farrell, Executive Vice President and Chief Financial Officer

Dated:  July 22, 2002